Exhibit 99.1

AmeriCredit Corporation

Composition of the Receivables
2004-A-F initial Pool
2/4/03*

	New	Used	Total

Aggregate Principal Balance(1)	$333,542,323.57	$499,791,134.68	$833,333,458.25

Number of Receivables in Pool	21,693	48,803	70,496

Percent of Pool by Principal Balances	40.03%	59.97%	100.00%

Average Principal Balance	$15,375.57	$10,240.99	$11,821.00
Range of Principal Balances	($274.22 to $62,473.67)	($253.13 to $62,962.78)

Weighted Average APR(1)	15.23%	17.12%	16.37%
Range of APRs	(3.90% to 25.12%)	(6.00% to 30.00%)

Weighted Average Remaining Term	59	52	55
Range of Remaining Terms	(3 to 72 months )	(3 to 72 months )

Weighted Average Original Term	67	61	63
Range of Original Terms	(24 to 72 months )	(12 to 72 months )

(1)
Aggregate Principal Balance includes some portion of accrued interest. As a result, the Weighted Average APR of the Receivables may not be equivalent to the Contracts’ aggregate yield on the Aggregate Principal Balance.

Distribution of the Receivables by APR as of the Cutoff Date

APR Range(1)	Aggregate Principal Balance as of Cutoff Date	Percent of Aggregate Principal Balance(2)	Number of Receivables	Percent of Number of Receivables(2)

3.000%-3.999%	78,571.84	0.01%	5	0.01%
4.000%-4.999%	67,647.34	0.01%	5	0.01%
5.000%-5.999%	163,944.93	0.02%	10	0.01%
6.000%-6.999%	882,892.61	0.11%	130	0.18%
7.000%-7.999%	1,192,831.41	0.14%	56	0.08%
8.000%-8.999%	4,923,329.30	0.59%	247	0.35%
9.000%-9.999%	28,103,310.07	3.37%	1,507	2.14%
10.000%-10.999%	29,600,743.81	3.55%	1,584	2.25%
11.000%-11.999%	36,713,478.81	4,41%	2,082	2.95%
12.000%-12.999%	49,130,172.84	5.90%	3,123	4.43%
13.000%-13.999%	56,540,247.12	6.78%	3,634	5.15%
14.000%-14.999%	66,257,055.38	7.95%	4,413	6.26%
15.000%-15.999%	88,144,088.33	10.58%	6,524	9.25%
16.000%-16.999%	90,327,745.07	10.84%	6,975	9.89%
17.000%-17.999%	129,829,444.81	15.58%	11,433	16.22%
18.000%-18.999%	107,260,633.91	12.87%	10,695	15.17%
19.000%-19.999%	67,915,966.51	8.15%	6,852	9.72%
20.000%-20.999%	41,001,774.68	4.92%	5,044	7.16%
21.000%-21.999%	23,733,243.17	2.85%	4,074	5.78%
22.000%-22.999%	6,229,770.33	0.75%	1,097	1.56%
23.000%-23.999%	3,763,690.91	0.45%	777	1.10%
24.000%-24.999%	1,205,762.79	0.14%	187	0.27%
25.000%-25.999%	178,729.92	0.02%	31	0.04%
26.000%-26.999%	64,218.39	0.01%	7	0.01%
27.000%-27.999%	17,164.85	0.00%	2	0.00%
28.000%-28.999%	4,536.34	0.00%	1	0.00%
29.000%-29.999%	0.00	0.00%	0	0.00%
30.000%-30.999%	2,462.78	0.00%	1	0.00%

TOTAL	833,333,458.25	100.00%	70.496	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest. Indicated APR’s represent APR’s on Principal Balance net of such accrued interest
(2)	Percentages may not add to 100% because of rounding.

* Receivable information is through close of business on date indicated.

AmeriCredit Corporation

Distribution of the Receivables by Geographic Location of Obligor
2004-A-F Initial Pool
2/4/03*

	Aggregate Principal
	Balance as of Cutoff	Percent of Aggregate	Number of	Percent of Number of
State	Date(1)	Principal Balance(2)	Receivables	Receivables(2)

Alabama	12,764,196.42	1.53%	1,173	1.66%
Arizona	20,045,147.99	2.41%	1,624	2.30%
Arkansas	4,024,772.45	0.48%	288	0.41%
California	100,070,938.40	12.01%	7,835	11.11%
Colorado	7,912,087.68	0.95%	657	0.93%
Connecticut	6,938,185.62	0.83%	714	1.01%
Delaware	4,415,291.37	0.53%	373	0.53%
District of Columbia	1,493,970.53	0.18%	115	0.16%
Florida	88,209,090.19	10.59%	7,054	10.01%
Georgia	28,787,148.28	3.45%	2,326	3.30%
Hawaii	1,703,683.74	0.20%	117	0.17%
Idaho	1,046,969.50	0.13%	85	0.12%
Illinois	32,184,237.86	3.86%	2,796	3.97%
Indiana	17,228,033.23	2.07%	1,520	2.16%
Iowa	3,629,189.85	0.44%	334	0.47%
Kansas	3,742,137.85	0.45%	347	0.49%
Kentucky	14,307,809.79	1.72%	1,170	1.66%
Louisiana	7,705,891.80	0.92%	822	1.17%
Maine	2,189,062.15	0.26%	143	0.20%
Maryland	23,761,903.97	2.85%	1,812	2.57%
Massachusetts	9,996,244.35	1.20%	900	1.28%
Michigan	20,984,320.96	2.52%	1,999	2.84%
Minnesota	3,717,809.10	0.45%	435	0.62%
Mississippi	6,939,182.04	0.83%	619	0.88%
Missouri	10,650,914.06	1.28%	933	1.32%
Nebraska	2,317,863.61	0.28%	228	0.32%
Nevada	8,471,972.62	1.02%	743	1.05%
New Hampshire	3,174,353.63	0.38%	297	0.42%
New Jersey	23,914,294.29	2.87%	2,140	3.04%
New Mexico	4,686,874.66	0.56%	401	0.57%
New York	40,198,936.67	4.82%	3,903	5.54%
North Carolina	22,924,810.95	2.75%	1,935	2.74%
Ohio	40,663,017.35	4.88%	3,737	5.30%
Oklahoma	8,958,018.45	1.07%	678	0.96%
Oregon	5,242,369.59	0.63%	397	0.56%
Pennsylvania	43,855,516.82	5.26%	4,121	5.85%
Rhode Island	1,695,059.27	0.20%	185	0.26%
South Carolina	5,847,913.67	0.70%	592	0.84%
Tennessee	19,538,661.86	2.34%	1,597	2.27%
Texas	103,906,662.79	12.47%	8,037	11.40%
Utah	1,461,276.07	0.18%	143	0.20%
Vermont	2,544,418.97	0.31%	203	0.29%
Virginia	23,913,650.75	2.87%	2,048	2.91%
Washington	16,764,396.01	2.01%	1,248	1.77%
West Virginia	7,771,185.28	0.93%	633	0.90%
Wisconsin	8,793,845.66	1.06%	797	1.13%
Other (3)	2,240,140.10	0.27%	242	0.34%

TOTAL	$833,333,458.25	100.00%	70,496	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.
(3)	States with aggregate principal balances less than $1,000,000.

* Receivable information is through close of business on date indicated.